Capital Lease Obligations - Summary of Future Lease Obligations Under These Capital Lease Agreements (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Capital Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2022	$ 160
2023	130
2024	54
Total minimum lease payments	344
Less: Amount representing interest	(18)
Present value of net minimum lease payments	$ 326